UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020 (October 29, 2020)

FISKER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1888 Rosecrans Avenue

Manhattan Beach, California 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 434-7537

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	FSR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	FSR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 4, 2020, Fisker Inc., a Delaware corporation (the “Company”) (f/k/a Spartan Energy Acquisition Corp. (“Spartan”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Charter

On the Closing Date, in connection with the Closing, the Company filed the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware. The material terms of the Amended and Restated Charter and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement titled “Proposals No. 2 through 4—The Charter Proposals” and “Description of Securities—Certain Anti-Takeover Provisions of Delaware Law and our Proposed Second A&R Charter and Bylaws,” which information is incorporated herein by reference. A copy of the Amended and Restated Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, the Company’s bylaws were amended and restated to be consistent with the Amended and Restated Charter described above and to make certain other changes that the Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company including the Company’s chief executive officer, chief financial officer and chief accounting officer or controller and any other persons performing similar functions.

Item 9.01	Financial Statements and Exhibits.

(c)	List of Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement and Plan of Reorganization, dated as of July 10, 2020, by and among Spartan Energy Acquisition Corp., Spartan Merger Sub and Fisker Inc (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2020.

3.1	Second Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-226274), filed with the Securities and Exchange Commission on July 27, 2018).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-226274), filed with the Securities and Exchange Commission on July 27, 2018).

4.3	Warrant Agreement, dated August 9, 2018, between Continental Stock Transfer & Trust Company and Spartan Energy Acquisition Corp. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 14, 2018).

4.4	Warrants to Purchase Shares of Class A Common Stock issued to Magna International Inc. dated October 29, 2020 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.1	Sponsor Agreement, dated July 10, 2020 by and between Spartan Energy Acquisition Corp. and Spartan Energy Acquisition Sponsor LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2020).

10.2	Amended and Restated Registration Rights Agreement, dated as of October 29, 2020, by and among the Company, Spartan Energy Acquisition Sponsor LLC and certain other parties (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.3	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.4	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2020).

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.6*	Cooperation Agreement by and among the Company, Magna International Inc., and Spartan Energy Acquisition Corp. dated as of October 14, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 15, 2020).

10.7*	Sublease Agreement by and between Cosmo Co., USA, and the Company, dated as of September 21, 2020 (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.8	Lease Agreement by and between Continental 830 Nash LLC and the Company, dated as of October 2, 2020 (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.9†	Fisker Inc. Outside Director Compensation Policy (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.10†	Fisker Inc. Executive Incentive Bonus Plan (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.11†	Fisker Inc. Form of Executive Severance Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.12†	Fisker Inc. 2020 Equity Incentive Plan and related forms of award agreements (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.13†	Fisker Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

10.14†	Fisker Inc. 2016 Equity Incentive Plan, as amended, and related form of option agreement (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

16.1	Letter to the Securities and Exchange Commission from WithumSmith+Brown, PC, dated November 4, 2020 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

99.1	Selected historical financial data of Fisker Inc. for the nine months ended September 30, 2019 and 2020 and the years ended December 31, 2018 and 2019 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

99.2	Unaudited condensed consolidated financial statements of Fisker Inc., for the nine months ended September 30, 2020 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

99.3	Unaudited pro forma condensed consolidated combined financial information of Fisker Inc., for the nine months ended September 30, 2020 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2020).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fisker Inc.

Date: November 4, 2020	By:	/s/ Henrik Fisker
	Name:	Henrik Fisker
	Title:	President and Chief Executive Officer